Execution Version Deal CUSIP 53679VAB62 New Vehicle Floorplan Facility CUSIP 53679VAD2 Used Vehicle Floorplan Facility CUSIP 53679VAC4 Service Loaner Vehicle Floorplan Facility CUSIP 53679VAE0 Revolving Line of Credit Facility CUSIP 53679VAB6 SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT dated as of August 6, 2025 to the Fourth Amended and Restated Loan Agreement dated as of April 29, 2021 among LITHIA MOTORS, INC., CERTAIN OF ITS SUBSIDIARIES, THE LENDERS PARTY HERETO FROM TIME TO TIME, and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and Agent and JPMorgan Chase Bank, N.A., Toyota Motor Credit Corporation, Mercedes-Benz Financial Services USA LLC, Bank of America, N.A, American Honda Finance Corporation, Wells Fargo Bank, National Association, and PNC Bank National Association as Co-Syndication Agents U.S. Bank National Association, J.P. Morgan Securities LLC, Toyota Motor Credit Corporation, Mercedes-Benz Financial Services USA LLC,, Bank of America, N.A, American Honda Finance Corporation, and Wells Fargo Bank, National Association, As Co-Lead Arrangers and Joint Bookrunners

SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT This Sixth Amendment to Fourth Amended and Restated Loan Agreement (this “Amendment”), dated as of August 6, 2025, is entered into by and among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the other Borrowers listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), the Guarantors listed on the signature pages of this Amendment, the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, the “Agent”). R E C I T A L S: A. The Company, certain of its Subsidiaries, the Lenders and the Agent have entered into a Fourth Amended and Restated Loan Agreement dated as of April 29, 2021 (as amended by that certain First Amendment to Fourth Amended and Restated Loan Agreement, dated as of February 7, 2022, that certain Second Amendment to Fourth Amended and Restated Loan Agreement, dated as of June 2, 2022, that certain Third Amendment to Fourth Amended and Restated Loan Agreement, dated as of November 21, 2022, that certain Fourth Amendment to Fourth Amended and Restated Loan Agreement, dated as of February 9, 2023, that certain Fifth Amendment to Fourth Amended and Restated Loan Agreement, dated as of February 23, 2024, and as may be further amended, restated, supplemented or otherwise modified, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement. B. The Company has requested that the Agent, the Required Lenders and the Increasing Lenders (as defined below) agree (i) to the amendments to the Loan Agreement as set forth herein and (ii) to increase the Aggregate Commitments as of the Sixth Amendment Effective Date to an amount equal to $6,500,000,000 to be provided by certain existing Lenders (to the extent any such existing Lender is increasing its Commitment, the “Increasing Lenders”). C. The Lenders that are signatories to this Amendment, constituting all of the Increasing Lenders and the Required Lenders under the Loan Agreement, have agreed to the amendments to the Loan Agreement set forth herein. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Amendments to the Loan Agreement. From and after the date hereof (the “Sixth Amendment Effective Date”): 1.1 The definition of “Aggregate Commitment” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

- 2 - 14184917v7 ““Aggregate Commitment” means, at any time, the sum of the Aggregate New Vehicle Floorplan Commitment, plus the Aggregate Used Vehicle Floorplan Commitment, plus the Aggregate Service Loaner Vehicle Floorplan Commitment, plus the Aggregate Revolving Loan Commitment, as adjusted from time to time pursuant to the terms hereof, provided that, except as provided in Section 6.12, the Aggregate Commitment shall not be more than $6,500,000,000.” 1.2 The definition of “Aggregate Revolving Loan Commitment” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: ““Aggregate Revolving Loan Commitment” means, at any time, the aggregate of the Revolving Loan Commitments of all Lenders at such time; provided that the Aggregate Revolving Loan Commitment shall not at any time be more than 50% of the amount of the Aggregate Commitment at such time.” 1.3 The definition of “Arranger” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: ““Arranger” means either individually or collectively, as the context may require, U.S. Bank National Association, J.P. Morgan Securities LLC, Toyota Motor Credit Corporation, Mercedes-Benz Financial Services USA LLC,, Bank of America, N.A, American Honda Finance Corporation, and Wells Fargo Bank, National Association” 1.4 Clause (a)(v) of the definition of “Revolving Loan Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “(v) 75% of the Value of Eligible Real Property; provided, that this component of the Revolving Loan Borrowing Base shall not at any time exceed 32.5% of the Aggregate Commitment.” 1.5 Clause (b) of Section 6.12.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “(b) the Aggregate Commitment does not exceed $7,000,000,000.” 1.6 Clause (d)(i) of Section 6.12.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “(i) shall not be more than 50% of the amount of the Aggregate Commitment” 1.7 Clause (d)(i) of Section 6.17.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “(i) shall not be more than 50% of the amount of the Aggregate Commitment at the time of such Reallocation”

- 3 - 14184917v7 1.8 The definition of Fixed Charge Coverage Ratio in Section 11.1.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “Fixed Charge Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio for the Measurement Period ending on such date of (a) (i) EBITDAR, minus (ii) dividends and other distributions in respect of Equity Interests of the Company or any Subsidiary (except to the extent such dividends or other distributions are paid to the Company or another Subsidiary), minus (iii) amounts expended to repurchase Equity Interests from a Person that is not a Loan Party in accordance with clause (z)(ii) of the last sentence of Section 13.4 and equal to the amount in excess of the Equity Interest Repurchase Threshold for such Measurement Period, minus (iv) income tax expense to the extent paid in cash, minus (v) an allowance for maintenance capital expenditures in an amount equal to $85,000 for each Dealership location, plus (vi) if any Permitted Acquisition has occurred during any Measurement Period, Pro Forma EBITDAR minus rental or lease expense attributable to any new Acquisition Subsidiary or business acquired in connection with such Permitted Acquisition, as applicable, calculated as if the Permitted Acquisition had occurred on the first day of such Measurement Period (it being understood and agreed that Pro Forma EBITDAR minus rental or lease expense may not be included in this calculation to the extent that it results in an annualized increase of more than 10% in the Company’s consolidated EBITDAR minus rental or lease expense prior to such adjustment, unless the Company provides to the Agent and the Required Lenders the supporting calculations for such adjustment and such other information as they may reasonably request to determine the accuracy of such calculations), minus (vii) to the extent included in subsection (b)(i) of the definition of EBITDAR for such Measurement Period, interest expense attributable to Indebtedness described in subsection (r) of Section 13.10; to (b) the sum for the applicable Measurement Period of (i) cash interest (excluding cash interest attributable to the Indebtedness described in subsection (r) of Section 13.10), plus (ii) required principal payments on Indebtedness (excluding principal payments on Indebtedness described in subsection (r) of Section 13.10) plus (iii) rental or lease expense.” 1.9 Schedule 1 to the Loan Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Schedule 1 attached hereto. Except as set forth in this Section 1.6, all other Exhibits and Schedules to the Loan Agreement shall not be amended, modified, supplemented or otherwise affected. 2. Commitments; Increasing Lender Consent; Exiting Lender. 2.1 Commitments. The Lenders agree that after giving effect to this Amendment, each Lender’s Commitment shall be as set forth on Schedule 1 hereto. The parties hereto agree that the Borrowers, the Lenders and the Agent shall effect any such assignments, prepayments, borrowings and reallocations as are necessary to effectuate the modifications to the Aggregate Commitments and the Loans and Advances as contemplated in this Amendment such that, after giving effect thereto, the Lenders shall hold each of the Commitments as set forth on the Schedule 1 hereto.

- 4 - 14184917v7 2.2 Increasing Lender Consent. Each Increasing Lender party hereto hereby consents and agrees to increase its Aggregate Lender Commitment pursuant to the terms hereof and as further set forth on Schedule 1 hereto, such that the New Vehicle Floorplan Commitment, Used Vehicle Floorplan Commitment, Revolving Loan Commitment and Service Loaner Vehicle Commitment for such Lender shall be the amounts set forth on Schedule 1. 2.3 Exiting Lender. After giving effect to this Amendment, TD BANK, N.A. (the “Exiting Lender”) shall no longer (i) have any Commitments or outstanding Loans under the Loan Agreement, (ii) be a Lender under the Loan Agreement or (iii) have any rights or obligations with respect to being a Lender, except for those that expressly survive termination of the Loan Agreement or termination of any Commitments thereunder (including, without limitation, the terms and provisions of Section 17.1 of the Loan Agreement). Concurrently with the effectiveness of this Amendment, the Exiting Lender shall receive payment in full of all outstanding amounts owing to it under the Loan Agreement as of the date hereof after giving effect to any reallocations and assignments pursuant to this Amendment. 3. Condition Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions: 3.1 Amendment. Receipt by Agent of executed originals of this Amendment signed by the Agent, each Borrower, each Guarantor, the Exiting Lender, the Increasing Lenders, and the Required Lenders. 3.2 Organizational Documents and Authority. Receipt by the Agent of documentation requested by and satisfactory to the Agent to establish the due organization, valid existence and (if applicable) good standing of each Loan Party; its authority to execute, deliver and perform this Amendment and the identity, authority and capacity of each Person authorized to act on its behalf, which may, without limitation, include and be satisfied by either (a) the delivery and certification of copies of articles or certificates of incorporation or formation and amendments thereto, bylaws or operating agreements and amendments thereto, certificates of good standing, existence and/or qualification to engage in business, corporate resolutions, incumbency certificates and the like (collectively, “Organizational and Authority Documentation”) or (b) a certification that no changes, amendments or other modifications have been made to such documents of such Loan Party since the date that such Loan Party became a Loan Party or such other more recent date as such documents have been delivered and certified to the Agent, as applicable. For the avoidance of doubt, with respect to certificates of good standing and/or existence, the Agent shall only require the receipt of such certificates with respect to the Company. 3.3 Closing Certificate. Receipt by the Agent of a certificate signed by the Company certifying that (a) no Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment and the increase to the Aggregate Commitments, (b) all representations and warranties in the Loan Agreement are true and correct in all material respects, (c) the Company and its Subsidiaries are in compliance (on a Pro Forma Basis reasonably acceptable to the Agent) with the financial covenants in Section 11.1 of the Loan Agreement after giving effect to this Amendment and the increase to the Aggregate Commitments and (d) each of the Loan Parties is Solvent.

- 5 - 14184917v7 3.4 KYC and PATRIOT Act. Upon the reasonable request of any Lender made at least ten (10) days prior to the Sixth Amendment Effective Date, the Loan Parties shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, in each case at five (5) days prior to the Sixth Amendment Effective Date. 3.5 Beneficial Ownership. At least five (5) days prior to the Sixth Amendment Effective Date, if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower must deliver a Beneficial Ownership Certification in relation to such Borrower unless such Borrower has done so previously and the information set forth therein remains correct in all material respects. 3.6 Legal Opinions. The Agent shall have received favorable opinions of acceptable independent counsel for the Company and one or more other Loan Parties covering such matters as the Agent may reasonably request. 3.7 Payments to Exiting Lender. The Exiting Lender shall have received payment in full of all outstanding amounts owing to it under the Loan Agreement as of the date hereof after giving effect to any reallocations and assignments pursuant to this Amendment. 3.8 Fees. The Company shall have executed and delivered fee letter amendments for each Increasing Lender to the extent that the Per Annum Fee of such Increasing Lender shall be modified based upon such Increasing Lender’s Aggregate Lender Commitment as set forth on Schedule 1 attached hereto. 4. Reaffirmation; Release. By signing this Amendment: 4.1 Each Loan Party agrees that (a) except as amended previously or in connection herewith, each Loan Document is valid and enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles) and (b) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against the Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents. 4.2 Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Agreement (as amended by this Amendment) and the other Loan Documents (as amended by this Amendment) and (c) agrees this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Agreement (as amended by this Amendment) or the other Loan Documents (as amended by this Amendment). This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity. 4.3 Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not

- 6 - 14184917v7 in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. 4.4 Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, and the other Indemnified Persons, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, from the beginning of time to the date of this Amendment, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons. 4.5 This Amendment is not a novation of the Loan Agreement or of any credit facility or guaranty provided thereunder or in respect thereof. Notwithstanding that the cover page of the Loan Agreement is dated “as of April 29, 2021” and Section 9.01 of the Loan Agreement contains those conditions which were applicable to the initial Closing Date of April 29, 2021, the changes to the Loan Agreement effected by this Amendment shall be effective as of the satisfaction to the conditions to effectiveness set forth in Section 2 of this Amendment. 5. References. On and after the Sixth Amendment Effective Date, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby. 6. Representations and Warranties. By signing this Amendment, each Loan Party represents and warrants to Agent and the Lenders as follows: 6.1 Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles. 6.2 Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment.

- 7 - 14184917v7 6.3 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (except that, in each case, any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects). 7. Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of the Agent’s counsel) incurred by the Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith. 8. Recitals. The Recitals are hereby incorporated herein. 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document. 10. Disclosure. Under Oregon law, most agreements, promises and commitments made by a lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the lender to be enforceable. 11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OREGON. 12. Document Imaging; Telecopy and PDF Signatures; Electronic Signatures. Without notice to or consent of any Loan Party, the Agent and each Lender may create electronic images of this Amendment and any Loan Documents and destroy paper originals of any such imaged documents. Such images have the same legal force and effect as the paper originals and are enforceable against the Company, the other Loan Parties and any other parties thereto. The Agent and each Lender may convert this Amendment and any other Loan Document into a “transferrable record” as such term is defined under, and to the extent permitted by, UETA, with the image of such instrument in the Agent’s or such Lender’s possession constituting an “authoritative copy” under UETA. If the Agent agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of this Amendment or any other Loan Document or other document required to be delivered under the Loan Documents, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If the Agent agrees, in its sole discretion, to accept any electronic signatures of this Amendment or any other Loan Document or other document required to be delivered under the Loan Documents, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law, including UETA,

- 8 - 14184917v7 E-SIGN, or any other state laws based on, or similar in effect to, such acts. The Agent and each Lender may rely on any such electronic signatures without further inquiry. [Signature pages follow]

LOAN PARTIES: LITHIA MOTORS, INC. By: Name: Tina Miller Title: Senior Vice President and Chief Financial Officer 6200 CENTENNIAL CENTER HOLDCO, LLC 7150 WEST SAHARA HOLDCO, LLC 7200 WEST SAHARA PROPERTY HOLDCO II, LLC 797 VALLEY STREET LLC ANN ARBOR-B, LLC ANN ARBOR-CC, LLC ANN ARBOR-CJD, LLC ANN ARBOR-M, LLC AUSTIN-H, INC. AUSTIN-KI, INC. AVONDALE-N, INC. BACK IN TEXAS AUTO SALES, LLC BAIERL AUTO PARTS, LLC BAIERL AUTOMOTIVE CORPORATION BAIERL CHEVROLET, INC. BAIERL HOLDING, LLC BEND-CDJR, LLC BEND-N, LLC BELLEVUE-S, LLC BELLEVUE-T, LLC CADILLAC OF PORTLAND LLOYD CENTER, LLC CAMP AUTOMOTIVE, INC. CENTENNIAL-HY, LLC CHAMBLEE-H, LLC CHANTILLY-N, LLC CHESAPEAKE-A, LLC CHESAPEAKE-C, LLC CHESAPEAKE-H, LLC CHESAPEAKE-HY, LLC CHESAPEAKE-I, LLC CHESAPEAKE-T, LLC CLEAR LAKE-I, INC. CORAL SPRINGS-A, LLC COSTA MESA-CJD, INC. CRANBERRY AUTOMOTIVE, INC. SIXTH AMENDMENT /s/ Tina Miller

SIXTH AMENDMENT DAH CHONG HONG CA TRADING LLC DAH CHONG HONG TRADING CORPORATION DALLAS-H, INC. DALLAS-K, INC. DALLAS-T, INC. DARON MOTORS LLC DCH (OXNARD) INC. DCH AUTO GROUP (USA) INC. DCH BLOOMFIELD LLC DCH CALABASAS-A, LLC DCH CALIFORNIA INVESTMENTS LLC DCH CALIFORNIA MOTORS INC. DCH DMS NJ, LLC DCH ESSEX INC. DCH FINANCIAL NJ, LLC DCH FREEHOLD LLC DCH HOLDINGS LLC DCH INVESTMENTS INC. (NEW JERSEY) DCH INVESTMENTS INC. (NEW YORK) DCH KOREAN IMPORTS LLC DCH MISSION VALLEY LLC DCH MONMOUTH LLC DCH MONTCLAIR LLC DCH MOTORS LLC DCH NANUET LLC DCH NORTH AMERICA INC. DCH NY MOTORS LLC DCH OXNARD 1521 IMPORTS INC. DCH RIVERSIDE-S, INC. DCH SUPPORT SERVICES, LLC DCH TEMECULA IMPORTS LLC DCH TEMECULA MOTORS LLC DCH THOUSAND OAKS-F, INC. DCH TL HOLDINGS LLC DCH TL NY HOLDINGS LLC DCH TORRANCE IMPORTS INC. DENVER EXOTICS, LLC DESERT-CJD, LLC DORAL-A, LLC DORAL-G, LLC DORAL-HY, LLC DORAL-K, LLC DORAL-VW, LLC

SIXTH AMENDMENT DRIVEWAY MOTORS, LLC ELK GROVE-F, INC. FARMINGTON HILLS IMPORTS, LLC FARMINGTON HILLS-CJD, LLC FARMINGTON HILLS-H, LLC FARMINGTON HILLS-N, LLC FARMINGTON HILLS-T, LLC FERNDALE-F, LLC FL DORAL-S, LLC FLORIDA CITY-H, LLC FLORIDA SS, LLC FONTANA-H, INC. FORT WORTH-CJD, LLC FRISCO-K, INC. GARDEN CITY-CJD, LLC GREENCARS, INC. HAMPTON-H, LLC HENDERSON-HY, LLC HOUSTON-A, INC. HOUSTON-H, INC. HOUSTON-I, INC. HUTCHINS EUGENE NISSAN, INC. HUTCHINS IMPORTED MOTORS, INC. JACKSON-T, LLC KATY-H, INC. KNOXVILLE-CJD, LLC L802 INC. L815, LLC L816, LLC L820, LLC L821, LLC L822, LLC L824 Calibrations, LLC L823, LLC L825, Inc. L829, LLC L830, LLC LA MOTORS HOLDING, LLC LAD ADVERTISING, INC. LAD CARSON-N, LLC LAD MISSION VIEJO-JLR, INC. LAD MOBU, INC. LAD-AU, LLC

SIXTH AMENDMENT LAD-F, INC. LAD-MB, LLC LAD-N, LLC LAD-P, LLC LAD-T, LLC LAD-V, LLC LAS VEGAS-CJD, LLC LAS VEGAS-J, LLC LAS VEGAS-G, LLC LAS VEGAS-HY, LLC LATHAM FORD-F, LLC LAUDERDALE-A, LLC LBMP, LLC LEAGUE CITY-H, INC. LEXINGTON-CJD, LLC LFKF, LLC LGPAC, INC. LITHIA ACDM, INC. LITHIA AIRCRAFT, INC. LITHIA ANCHORAGE-C, LLC LITHIA ANCHORAGE-H, LLC LITHIA ARMORY GARAGE, LLC LITHIA AUCTION & RECON, LLC LITHIA AUTO SERVICES, INC. LITHIA BA HOLDING, INC. LITHIA BAIERL-S, LLC LITHIA BNM, INC. LITHIA BRYAN TEXAS, INC. LITHIA CDH, INC. LITHIA CIMR, INC. LITHIA CJDO, INC. LITHIA CJDSA, INC. LITHIA CJDSF, INC. LITHIA CM, INC. LITHIA CO, INC. LITHIA CRATER LAKE-F, INC. LITHIA CRATER LAKE-M, INC. LITHIA CSA, INC. LITHIA DE, INC. LITHIA DES MOINES-VW, LLC LITHIA DM, INC. LITHIA DMID, INC. LITHIA DODGE OF TRI-CITIES, INC.

SIXTH AMENDMENT LITHIA EATONTOWN-F, LLC LITHIA FINANCIAL CORPORATION LITHIA FLCC, LLC LITHIA FLORIDA HOLDING, INC. LITHIA FMF, INC. LITHIA FORD OF BOISE, INC. LITHIA FRESNO, INC. LITHIA GEORGIA REAL ESTATE, LLC LITHIA HAMILTON-H, LLC LITHIA HDM, INC. LITHIA HGF, INC. LITHIA HMID, INC. LITHIA HPI, INC. LITHIA IDAHO FALLS-F, INC. LITHIA IMPORTS OF ANCHORAGE, INC. LITHIA JEF, INC. LITHIA KLAMATH, INC. LITHIA KLAMATH-T, INC. LITHIA MBDM, INC. LITHIA MEDFORD HON, INC. LITHIA MICHIGAN HOLDING, INC. LITHIA MIDDLETOWN-L, LLC LITHIA MOON-S, LLC LITHIA MOON-V, LLC LITHIA MORGANTOWN-CJD, LLC LITHIA MORGANTOWN-F, LLC LITHIA MORGANTOWN-S, LLC LITHIA MOTORS SUPPORT SERVICES, INC. LITHIA MTLM, INC. LITHIA NA, INC. LITHIA NC, INC. LITHIA NDM, INC. LITHIA NF, INC. LITHIA NORTHEAST REAL ESTATE, LLC LITHIA NORTHWEST REAL ESTATE, LLC LITHIA OF ANCHORAGE, INC. LITHIA OF BEND #1, LLC LITHIA OF BEND #2, LLC LITHIA OF BENNINGTON – 3, LLC LITHIA OF BENNINGTON – 4, LLC LITHIA OF BILLINGS II LLC LITHIA OF BILLINGS, INC. LITHIA OF CASPER, LLC

SIXTH AMENDMENT LITHIA OF CORPUS CHRISTI, INC. LITHIA OF DES MOINES, INC. LITHIA OF FAIRBANKS, INC. LITHIA OF GREAT FALLS, INC. LITHIA OF HELENA, INC. LITHIA OF HONOLULU-A, INC. LITHIA OF HONOLULU-BGMCC, LLC LITHIA OF HONOLULU-F, LLC LITHIA OF HONOLULU-V, LLC LITHIA OF KILLEEN, LLC LITHIA OF MAUI-H, LLC LITHIA OF MISSOULA II, LLC LITHIA OF MISSOULA III, INC. LITHIA OF MISSOULA, INC. LITHIA OF POCATELLO, INC. LITHIA OF PORTLAND I, LLC LITHIA OF PORTLAND, LLC LITHIA OF ROBSTOWN, LLC LITHIA OF ROSEBURG, INC. LITHIA OF SEATTLE, INC. LITHIA OF SOUTH CENTRAL AK, INC. LITHIA OF SPOKANE II, INC. LITHIA OF TF, INC. LITHIA OF TROY, LLC LITHIA OF UTICA – 2, LLC LITHIA OF UTICA – 3, LLC LITHIA OF WALNUT CREEK, INC. LITHIA OF WASILLA, LLC LITHIA OF YORKVILLE – 2, LLC LITHIA ORCHARD PARK-H, LLC LITHIA PARAMUS-M, LLC LITHIA PITTSBURGH-S, LLC LITHIA RAMSEY-B, LLC LITHIA RAMSEY-L, LLC LITHIA RAMSEY-M, LLC LITHIA RAMSEY-T, LLC LITHIA REAL ESTATE, INC. LITHIA RENO SUB-HYUN, INC. LITHIA RENO-CJ, LLC LITHIA RENO-VW, LLC LITHIA ROSE-FT, INC. LITHIA SALMIR, INC. LITHIA SEA P, INC.

SIXTH AMENDMENT LITHIA SEASIDE, INC. LITHIA SOC, INC. LITHIA SPOKANE-B, LLC LITHIA SPOKANE-S, LLC LITHIA SSP, LLC LITHIA TA, INC. LITHIA TENNESSEE HOLDING, INC. LITHIA TO, INC. LITHIA TR, INC. LITHIA VA REAL ESTATE, LLC LITHIA VA SALES AND CREDIT, LLC LITHIA VAUDM, INC. LITHIA VIRGINIA HOLDING, INC. LITHIA WEXFORD-H, LLC LMBB, LLC LMBP, LLC LMOP, LLC LOS ANGELES-M, INC. LSTAR, LLC MADISON-H, INC. MEDFORD INSURANCE, LLC MESQUITE-K, INC. MIAMI GARDENS-BG, LLC MIAMI GARDENS-G, LLC MIAMI GARDENS-HY, LLC MIAMI GARDENS-S, LLC MISSION HILLS-H, INC. MAPO109, INC. MNAU109, INC. MNAU426, INC. MNBM391, INC. MNFE426, INC. MNPO426, INC. MNST433, INC. NEWPORT NEWS-C, LLC NEW PORT RICHEY-H, LLC NEW PORT RICHEY-V, LLC NORFOLK-F, LLC NORTHLAND FORD INC. NOVI-I, LLC ORLANDO-JLR, LLC PA REAL ESTATE, LLC

SIXTH AMENDMENT PA SUPPORT SERVICES, LLC PARAMUS WORLD MOTORS LLC PERSONALIZED MARKETING, LLC PHILADELPHIA-F, LLC PHOENIX-T, INC. PLYMOUTH-C, LLC RAMSEY HOLDINGCO, INC. REDWOOD-HY, LLC RFA HOLDINGS, LLC ROANOKE-H, LLC ROCKWALL-H, INC. ROCKWALL-K, INC. ROSEVILLE-K, INC. ROSEVILLE-T, INC ROUND ROCK-K, INC. SACRAMENTO-L, INC. SALEM-B, LLC SALEM-H, LLC SALEM-V, LLC SAN ANTONIO-H, LLC SAN FRANCISCO-B, INC. SANFORD-CJD, LLC SHARLENE REALTY LLC SHERMAN OAKS-A, INC. SHERMAN OAKS-AC, INC. SHERMAN OAKS-B, INC. SHIFT PORTLAND, LLC SMYRNA-F, LLC SOUTHWEST REALTY HOLDINGS HOLDCO, LLC SPRINGFIELD-T, LLC STERLING HEIGHTS-F, LLC STERLING-BM, LLC STERLING-RLM, LLC TAMPA-F, LLC TAMPA-H, LLC THOUSAND OAKS-S, INC. TN REAL ESTATE, LLC TROY COLLISION, LLC TROY EXOTICS, LLC TROY-BG, LLC TROY-C, LLC TROY-CJD, LLC TROY-F, LLC

SIXTH AMENDMENT TROY-H, LLC TROY-I, LLC TROY-JLR, LLC TROY-M, LLC TROY-N, LLC TROY-S, LLC TROY-T, LLC TROY-V, LLC TROY-VW, LLC TUSTIN MOTORS INC. UNION-H, LLC URBANDALE-S, LLC VAN NUYS-C, INC. VAN NUYS-H, INC. VAN NUYS-L, INC. VAN NUYS-T, INC. VIENNA-MN, LLC WASHINGTON-F, LLC WATERFORD-F, LLC WAUKESHA-H, INC. WAUKESHA-S, INC. WAUKESHA-CJD, INC. WESLEY CHAPEL-C, LLC WESLEY CHAPEL-H, LLC WESLEY CHAPEL-Hy, LLC WESLEY CHAPEL-M, LLC WESLEY CHAPEL-T, LLC WEST ALLIS-T, INC. YUBA CITY-CJD, INC. ZELIENOPLE REAL ESTATE I, L.P. ZELIENOPLE REAL ESTATE, L.L.C. By: Name: Tina Miller Title: Authorized Officer /s/ Tina Miller

SIXTH AMENDMENT U.S. BANK NATIONAL ASSOCIATION, as Agent, Lender, Swing Line Lender and LC Issuer By: /s/ James J. Draskovich Name: James J. Draskovich Title: Vice President

SIXTH AMENDMENT JPMORGAN CHASE BANK, N.A., as Lender By: /s/ Adam Sigman Name: Adam Sigman Title: Executive Director

SIXTH AMENDMENT MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as Lender By: /s/ Farrah Vaughn-Dixon Name: Farrah Vaughn-Dixon Title: Regional Dealer Credit Manager-National Accounts

SIXTH AMENDMENT TOYOTA MOTOR CREDIT CORPORATION, as Lender By: /s/ Dominic Calcaterra Name: Dominic Calcaterra Title: National Accounts Manager

SIXTH AMENDMENT BMW FINANCIAL SERVICES NA, LLC, as Lender By: /s/ Alex Calcasola Name: Alex Calcasola Title: Section Manager By: /s/ Erik Langanke Name: Erik Langanke Title: Department Manager

SIXTH AMENDMENT BANK OF AMERICA, NA, as Lender By: /s/ David T. Smith Name: David T. Smith Title: Senior Vice President

SIXTH AMENDMENT NISSAN MOTOR ACCEPTANCE CORPORATION, as Lender By: /s/ Jim Niezgoda Name: Jim Niezgoda Title: Senior Manager

SIXTH AMENDMENT AMERICAN HONDA FINANCE CORPORATION, as Lender By: /s/ Anson Chiang Name: Anson Chiang Title: DFS Asst. Manager

SIXTH AMENDMENT TD BANK, N.A., as the Exiting Lender By: /s/ Kyle Ludeman Name: Kyle Ludeman Title: Market Credit Manager

SIXTH AMENDMENT ALLY BANK, as Lender By: /s/ Abigail Pachon Name: Abigail Pachon Title: Authorized Representative

SIXTH AMENDMENT THE BANK OF NOVA SCOTIA, as Lender By: /s/ Melissa Ruha Name: Melissa Ruha Title: Director

SIXTH AMENDMENT SANTANDER BANK, N.A., as Lender By: /s/ Brandon Tapp Name: Brandon Tapp Title: Senior Director

SIXTH AMENDMENT VW CREDIT, INC., as Lender By: /s/ William J. Binz Name: William J. Binz Title: Sr. Mgr – Commercial Credit

SIXTH AMENDMENT HYUNDAI CAPITAL AMERICA, as Lender By: /s/ Mark Boik Name: Mark Boik Title: Director, Commercial Credit

SIXTH AMENDMENT TRUIST BANK, as Lender By: /s/ Lisa Garling Name: Lisa Garling Title: Director

SIXTH AMENDMENT WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender By: /s/ Eric Scott Fuller Name: Eric Scott Fuller Title: Executive Director

SIXTH AMENDMENT PNC BANK, NATIONAL ASSOCIATION, as Lender By: /s/ Rose R. Mbonye Name: Rose R. Mbonye Title: Vice President

SIXTH AMENDMENT MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender By: /s/ David Rowley Name: David Rowley Title: Sr. Vice President

SIXTH AMENDMENT THE HUNTINGTON NATIONAL BANK, as Lender By: /s/ Michael Hall Name: Michael Hall Title: Senior Vice President

SIXTH AMENDMENT MIZUHO BANK, LTD., as a Lender By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Managing Director

SIXTH AMENDMENT CITIBANK, N.A., as a Lender By: /s/ Andrew Padovano Name: Andrew Padovano Title: Vice President